                                                                    Exhibit 99.3

Jul-2001                          1995-A                                  Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------
Beginning of the Month Principal Receivables:                   $3,098,024,749.89
Beginning of the Month Finance Charge Receivables:                $162,066,884.47
Beginning of the Month Discounted Receivables:                              $0.00
Beginning of the Month Total Receivables:                       $3,260,091,634.36

Removed Principal Receivables:                                              $0.00
Removed Finance Charge Receivables:                                         $0.00
Removed Total Receivables:                                                  $0.00

Additional Principal Receivables:                                           $0.00
Additional Finance Charge Receivables:                                      $0.00
Additional Total Receivables:                                               $0.00

Discounted Receivables Generated this Period:                               $0.00

End of the Month Principal Receivables:                         $3,024,287,762.59
End of the Month Finance Charge Receivables:                      $158,594,189.53
End of the Month Discounted Receivables:                                    $0.00
End of the Month Total Receivables:                             $3,182,881,952.12

Special Funding Account Balance                                             $0.00
Aggregate Invested Amount (all Master Trust II Series)          $2,300,000,000.00
End of the Month Transferor Amount                                $724,287,762.59
End of the Month Transferor Percentage                                     23.95%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                         $68,778,881.00
     60-89 Days Delinquent                                         $48,978,616.74
     90+ Days Delinquent                                           $93,509,301.68

     Total 30+ Days Delinquent                                    $211,266,799.42
     Delinquent Percentage                                                  6.64%

Defaulted Accounts During the Month                                $25,369,964.00
Annualized Default Percentage                                               9.83%

Jul-2001                        1995-A                                    Page 2


Principal Collections                                             $415,771,399.34
Principal Payment Rate                                                     13.42%

Total Payment Rate                                                         14.30%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                              $368,000,000.00
     Class B Initial Invested Amount                               $32,000,000.00
                                                                  ---------------
TOTAL INITIAL INVESTED AMOUNT                                     $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                      $368,000,000.00
     Class B Invested Amount                                       $32,000,000.00
                                                                  ---------------
TOTAL INVESTED AMOUNT                                             $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                             12.91%

PRINCIPAL ALLOCATION PERCENTAGE                                            12.91%

MONTHLY SERVICING FEE                                                 $500,000.00

INVESTOR DEFAULT AMOUNT                                             $3,275,630.89

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                            $6,443,371.40
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $6,443,371.40

     Class A Monthly Interest                                      $1,251,200.00
     Class A Servicing Fee                                           $460,000.00
     Class A Investor Default Amount                               $3,013,580.42

TOTAL CLASS A EXCESS SPREAD                                        $1,718,590.98

REQUIRED AMOUNT                                                            $0.00

Jul-2001                        1995-A                                    Page 3

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

     Class B Finance Charge Collections                              $560,293.17
     Other Amounts                                                         $0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $560,293.17

     Class B Monthly Interest                                        $111,733.33
     Class B Servicing Fee                                            $40,000.00

TOTAL CLASS B EXCESS SPREAD                                          $408,559.84

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,127,150.82

     Excess Spread Applied to Required Amount                              $0.00

     Excess Spread Applied to Class A Investor Charge Offs                 $0.00

     Excess Spread Applied to Class B Items                          $262,050.47

     Excess Spread Applied to Class B Investor Charge Offs                 $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee             $26,666.66

     Excess Spread Applied to Cash Collateral Account                      $0.00

     Excess Spread Applied to Reserve Account                              $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                             $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,838,433.69

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Jul-2001                         1995-A                                   Page 4

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                          $10,381,471.68

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                                $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                          $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                             $0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                            $0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                             $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                              $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                  $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                             $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                6.09%
    Base Rate (Prior Month)                                                  6.24%
    Base Rate (Two Months Ago)                                               6.38%
                                                                             ----
THREE MONTH AVERAGE BASE RATE                                                6.24%

    Portfolio Yield (Current Month)                                         11.18%
    Portfolio Yield (Prior Month)                                           10.13%
    Portfolio Yield (Two Months Ago)                                        11.07%
                                                                            -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                         10.79%

Jul-2001                         1995-A                                   Page 5

PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                92.00%

    Class A Principal Collections                                   $49,387,557.32

CLASS B PRINCIPAL PERCENTAGE                                                 8.00%

    Class B Principal Collections                                    $4,294,570.21

TOTAL PRINCIPAL COLLECTIONS                                         $53,682,127.53

INVESTOR DEFAULT AMOUNT                                              $3,275,630.89

REALLOCATED PRINCIPAL COLLECTIONS                                            $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                            $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                           $0.00
    Deficit Controlled Accumulation Amount                                   $0.00
CONTROLLED DISTRIBUTION AMOUNT                                               $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                           $0.00
    Deficit Controlled Accumulation Amount                                   $0.00
CONTROLLED DISTRIBUTION AMOUNT                                               $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                   $56,957,758.42

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                 $0.00
CLASS B INVESTOR CHARGE OFFS                                                 $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                      $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                                 $52,000,000.00
    Available Cash Collateral Amount                                $52,000,000.00

Jul-2001                         1995-A                                   Page 6


INTEREST RATE CAP PAYMENTS
---------------------------

    Class A Interest Rate Cap Payments                                       $0.00
    Class B Interest Rate Cap Payments                                       $0.00

TOTAL DRAW AMOUNT                                                            $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                              $0.00


                                     First USA Bank, National Association
                                     as Servicer

                                     By:    /s/ Tracie Klein
                                            --------------------------------
                                            Tracie H. Klein
                                            First Vice President